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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our reports dated June 27, 1997 included in Vitalink Pharmacy Services, Inc.'s Form 10-K/A for the fiscal year ended May 31, 1997 and to all references to our Firm included in this Form S-4 Registration statement.


                                                Arthur Andersen LLP

Washington, D.C.
July 27, 1998